                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934 (Amendment No.     )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement

[   ]  Confidential, for Use of Commission Only (as permitted by Rule
       14a-6(e)(2))

[ X ]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to Section  240.14a-11(c) or Section
       240.14a-12


                              AZCO MINING INC..
    --------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    --------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than Registrant

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11,

       1)     Title of each class of securities to which transaction applies:

              -----------------------------------------------------------------

       2)     Aggregate number of securities to which transaction applies:

              -----------------------------------------------------------------

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

              -----------------------------------------------------------------

       4)     Proposed maximum aggregate value of transaction:

              -----------------------------------------------------------------

       5)     Total fee paid:

              -----------------------------------------------------------------


[   ]  Fee paid previously with preliminary materials

[   ]  Check box if any part of the fee is offset as provided by Exchange act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)     Amount Previously Paid:

              -----------------------------------------------------------------

       2)     Form, Schedule or Registration Statement No.:

              -----------------------------------------------------------------

       3)     Filing Party:

              -----------------------------------------------------------------

       4)     Date Filed:

              -----------------------------------------------------------------

                                AZCO MINING INC.

                         999 West Hastings, Suite 1250
                          Vancouver, British Columbia
                                Canada  V6C 2W2
                                 (604) 682-7286

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 30, 1997

To Our Shareholders:

       An Annual Meeting (the "Meeting") of Shareholders of Azco Mining Inc. (the "Company"), a Delaware corporation, will be held at 10:00 a.m. (local time) on Wednesday, April 30, 1997 at the Company's offices at 999 West Hastings, Suite 1250, Vancouver, British Columbia, Canada, for the following purposes:

       1.     To elect five directors of the Company.

       2. To ratify the appointment of Coopers & Lybrand as the Company's independent public accountants for the fiscal year ending June 30, 1997, and to authorize the directors of the Company to fix and approve their remuneration.

       3. To consider and vote upon a proposal to amend the Company's Stock Option Plan.

       4. To consider and vote upon such other matters as may properly come before the Meeting or any adjournment thereof.

Shareholders of record at the close of business on March 3, 1997 are entitled to notice of and to vote at the Meeting.

       The Board of Directors of the Company extends a cordial invitation to all shareholders to attend the Meeting in person. Whether or not you plan to attend the Meeting, please fill in, date, sign, and mail the enclosed proxy in the return envelope as promptly as possible. Your proxy may be revoked at any time prior to the Meeting. The prompt return of your completed proxy will assist the Company in obtaining a quorum of shareholders for the Meeting, but will not affect your ability to change your vote by subsequent proxy or by attending the Meeting and voting in person. If you are unable to attend, your written proxy will assure that your vote is counted.


                                           By Order of the Board of Directors

                                           Alan P. Lindsay
                                           Chairman of the Board
Vancouver, British Columbia
March 4, 1997

                                AZCO MINING INC.

                         999 West Hastings, Suite 1250
                          Vancouver, British Columbia
                                Canada  V6C 2W2
                                 (604) 682-7286

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 30, 1997

       This Proxy Statement is furnished to the shareholders of Azco Mining Inc. (the "Company"), a Delaware corporation, in connection with the solicitation by and on behalf of the Company's Board of Directors (collectively, the "Board") of proxies to be voted at the Annual Meeting (the "Meeting") of shareholders (each a "Shareholder") of the Company. The Meeting will be held on April 30, 1997 at 10:00 a.m. (local time) at the Company's offices at 999 West Hastings, Suite 1250, Vancouver, British Columbia, Canada, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

       Solicitation expenses will be paid by the Company. In addition to solicitation by mail, directors, officers and other employees of the Company may, without additional compensation, solicit proxies by mail, in person or by telecommunication.

       The Company has retained Morrow & Co., professional proxy solicitors, at an estimated fee of $5,500 plus reasonable out-of-pocket expenses, to assist in the solicitation process. Approximately 35 persons will be utilized by such firm in its solicitation efforts. The Company will reimburse brokerage houses, banks, custodians and other nominees and fiduciaries for out-of-pocket expenses incurred in forwarding the Company's proxy materials to, and obtaining instructions relating to such materials from, beneficial owners of shares of the Company's common stock.

       All proxies that are properly executed and received prior to the Meeting will be voted at the Meeting. If a Shareholder specifies how the proxy is to be voted on any business to come before the Meeting, it will be voted in accordance with such specification. IF A SHAREHOLDER DOES NOT SPECIFY HOW TO VOTE THE PROXY, IT WILL BE VOTED FOR EACH MATTER SCHEDULED TO COME BEFORE THE MEETING AND IN THE PROXY HOLDERS' DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. Any proxy may be revoked by a Shareholder at any time before it is actually voted at the Meeting by delivering written notification to the Secretary of the Company, by delivering another valid proxy bearing a later date or by attending the Meeting and voting in person.

       This Proxy Statement and the accompanying proxy are first being sent to Shareholders on or about March 5, 1997. The Company will bear the cost of preparing, assembling and mailing the notice, Proxy Statement and form of proxy for the Meeting.

       Unless otherwise indicated, all monetary amounts set forth herein are in United States dollars.

                               VOTING SECURITIES

       All voting rights are vested exclusively in the holders of the Company's common stock, $.002 par value (collectively, the "Common Stock"), with each share entitled to one vote. Only Shareholders of record at the close of business on March 3, 1997 are entitled to notice of and to vote at the Meeting or any adjournment. At the close of business on March 3, 1997, there were 25,512,938 shares of Common Stock issued and outstanding. A minimum of one-third of the shares of Common Stock issued and outstanding must be represented at the Meeting, in person or by proxy, in order to constitute a quorum. Cumulative voting is not allowed for any purpose. The affirmative vote of the holders of the majority of the shares of Common Stock represented at the Meeting in person or by proxy and entitled to vote on the subject matter will be necessary to elect the slate of directors nominated by the Company, to amend the Company's Stock Option Plan and to ratify the appointment of the auditors.

       An abstention or withholding authority to vote will be counted as present for determining whether the quorum requirement is satisfied. With respect to the vote on any particular proposal, abstentions will be treated as shares present and entitled to vote and, for purposes of determining the outcome of the vote on any such proposal, shall have the same effect as a vote against the proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial holder does not have discretionary voting power and does not receive voting instructions from the beneficial owner. Broker "non-votes" on a particular proposal will not be treated as shares present and entitled to vote on the proposal.


        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       The table below sets forth information, as of February 15, 1997, with respect to beneficial ownership of the Company's Common Stock by each person known by the Company to be the beneficial owner of more than 5% of its outstanding Common Stock, by each director of the Company, by each Named Executive Officer (as defined below under "EXECUTIVE COMPENSATION") and by all officers and directors of the Company as a group. Unless otherwise noted, each Shareholder has sole investment and voting power over the shares owned.


==============================================================================================================
                      NAME AND ADDRESS                        TYPE OF           NUMBER OF         PERCENT
                    OF BENEFICIAL OWNER                      OWNERSHIP            SHARES          OF CLASS
--------------------------------------------------------------------------------------------------------------
  Alan P. Lindsay                                            Record and          978,569(1)        3.79%
  (Director and Chief Executive                              Beneficial
   Officer)
  999 W. Hastings, Suite 1250
  Vancouver, BC  V6C 2W2
  CANADA
--------------------------------------------------------------------------------------------------------------
  David C. Beling                                            Record and          423,000(2)        1.63%
  (Director, President and Chief                             Beneficial
   Operating Officer)
  P.O. Box 747
  Safford, AZ  85548
--------------------------------------------------------------------------------------------------------------
  Anthony R. Harvey                                          Record and          453,252(3)        1.75%
  (Director, Executive Vice-President                        Beneficial
   and Secretary)
  999 W. Hastings, Suite 1250
  Vancouver, BC  V6C 2W2
  CANADA
--------------------------------------------------------------------------------------------------------------
  Andrew F. de P. Malim                                      Record and          171,541(4)          *
  (Director)                                                 Beneficial
  7-8 Kendrick Mews
  London, England  SW7 3HG
--------------------------------------------------------------------------------------------------------------
  Paul A. Hodges                                             Record and          116,524(5)          *
  (Director)                                                 Beneficial
  4536 N. Via Bellas Catali
  Tucson, AZ  85718
--------------------------------------------------------------------------------------------------------------

==============================================================================================================
                      NAME AND ADDRESS                          TYPE OF         NUMBER OF         PERCENT
                    OF BENEFICIAL OWNER                        OWNERSHIP          SHARES          OF CLASS
--------------------------------------------------------------------------------------------------------------
  Ian M. Gray                                                Record and           100,000(6)         *
  (Director)                                                 Beneficial
  Copper Hill House
  Buller Hill, Redruth
  Cornwall, England  TR166SR
--------------------------------------------------------------------------------------------------------------
  All Officers & Directors                                   Record and         2,279,886(7)       8.47%
    as a Group (7 persons)                                   Beneficial
==============================================================================================================

*  Less than 1%.

(1) Includes (i) 605,308 shares owned by a corporation which is controlled by Mr. Lindsay and (ii) options to acquire 300,000 shares at an exercise price of CDN $1.80 per share.

(2) Consists of options to acquire (i) 100,000 shares at an exercise price of $2.00 per share, (ii) 50,000 shares at an exercise price of $.40 per share, (iii) 118,000 shares at an exercise price of CDN $2.89 per share, and (iv) 155,000 shares at an exercise price of CDN $1.80 per share.
       Mr. Beling has resigned as a director of the Company effective April 30, 1997.

(3) Includes (i) 122,224 shares owned by Mr. Harvey's wife and (ii) options to acquire 300,000 shares at an exercise price of CDN $1.80 per share.

(4) Includes options to acquire 125,000 shares at an exercise price of CDN $1.80 per share.

(5) Includes options to acquire (i) 50,000 shares at an exercise price of $2.00 per share and (ii) 50,000 shares at an exercise price of CDN $1.80 per share.

(6) Consists of options to acquire 100,000 shares at an exercise price of CDN $1.90 per share.

(7)    Includes options to acquire an aggregate of 1,385,000 shares.

       Management anticipates that insiders and their affiliates owning an aggregate of approximately 3.5% of the outstanding shares of Common Stock will vote in favor of each of the proposals to be submitted at the Meeting, including votes for all the nominees for directors.


                             ELECTION OF DIRECTORS

       The Company's Bylaws provide that the number of members of the Board shall not exceed seven and, upon the resignation of David C. Beling, effective as of April 30, 1997, the Board will consist of five members. Cumulative voting in the election of directors is not permitted. Directors are elected by majority vote of the shares represented at the Meeting and entitled to vote on the matter.

       With the exception of Mr. Beling, the directors listed below have been nominated for re-election at the Meeting. Unless authority is withheld, it is intended that the shares represented by the proxies will be voted "FOR" these directors, each to serve until the Company's next Annual Meeting of Shareholders or until his respective successor is elected and qualified.

DIRECTORS AND EXECUTIVE OFFICERS

       The following table lists the names, ages and positions of the directors and executive officers of the Company as of February 15, 1997. (As stated above, Mr. Beling has tendered his resignation as an officer and director of the Company to the Board, to be effective as of April 30, 1997.) Board Directors are elected to serve until the next Annual Meeting of Shareholders. All officers have been appointed to serve until their successors are elected and qualified. Additional information regarding the business experience, length of time served in each capacity and other matters relevant to each individual is set forth below the table.



===========================================================================================================
  NAME                                          POSITION HELD WITH THE COMPANY     PRINCIPAL OCCUPATION
  ----                                          ------------------------------     --------------------
-----------------------------------------------------------------------------------------------------------
  ALAN PETER LINDSAY  . . . . . . . . . . .     Chairman of the Board, Chief       Chief Executive Officer
                                                Executive Officer and a Director   of the Company
                                                of the Company
-----------------------------------------------------------------------------------------------------------
  DAVID COATES BELING . . . . . . . . . . .     President, Chief Operating         Chief Operating Officer
                                                Officer and a Director of the      of the Company
                                                Company
-----------------------------------------------------------------------------------------------------------
  ANTHONY RICHARD HARVEY  . . . . . . . . .     Vice-Chairman of the Board,        Executive Vice-
                                                Executive Vice-President,          President of the
                                                Secretary and a Director of the    Company
                                                Company
-----------------------------------------------------------------------------------------------------------
  ANDREW FREDERIC DE PAULA MALIM  . . . . .     Director of the Company            Mining financier
-----------------------------------------------------------------------------------------------------------
  PAUL ARTHUR HODGES  . . . . . . . . . . .     Director of the Company            Mining consultant
-----------------------------------------------------------------------------------------------------------
  IAN MCFARLANE GRAY  . . . . . . . . . . .     Director of the Company            Mining consultant
-----------------------------------------------------------------------------------------------------------
  RYAN ANDREW MODESTO . . . . . . . . . . .     Corporate Controller and           Controller and
                                                Principal Accounting Officer       Principal Accounting
                                                                                   Officer
===========================================================================================================


       The following is a brief biography of each of the directors and executive officers of the Company.

       Alan Peter Lindsay -- Chairman of the Board, Chief Executive Officer and a director

       Mr. Lindsay, aged 46, one of the Company's founders, has been responsible for arranging the financing, the corporate development and the building of the organization of the Company. Mr. Lindsay has an extensive background in business management and marketing. Mr. Lindsay has been involved in the mining business for the past eight years and since 1989 has been engaged full time on the Company's business. From 1982 to 1989 Mr. Lindsay was the Manager of the Financial Services Division of the North American Life Assurance Company in Vancouver.

       David Coates Beling -- President, Chief Operating Officer and a director

       Mr. Beling, aged 55, joined the Company in January 1992, became a director and the Chief Operating Officer of the Company in March 1993 and President of the Company in February 1994. Mr. Beling had primary responsibility for all exploration, development and operating activities of the Company. Mr. Beling has worked in the mining industry since 1964, and has been involved in the exploration, development and production operations of copper, gold, zinc, oil shale, talc, uranium and coal mines. From 1987 through January 1992 he was both the Senior Vice-President of Hycroft Resources and Development Inc. and the Vice-President of Operations (U.S.A.) of Granges, Inc., where he was responsible for start-up and management of a 40,000 ton per day open pit gold mine and a 16,000 ton per day heap leach process. Mr. Beling has tendered his resignation as an officer and director of the Company to the Company's Board to be effective on April 30, 1997.

       Anthony Richard Harvey -- Vice-Chairman of the Board, Executive Vice-President, Secretary and a director

       Mr. Harvey, aged 62, one of the Company's founders, has been associated with the Company since July 13, 1988. He has been a full-time employee since May 18, 1989, prior to which he spent 30 years with Wright Engineers Limited, where he gained extensive experience in the mining industry in various management positions, including mine construction and ore extraction, bulk handling and processing, project management and corporate marketing development, in many countries including the U.S. As a senior project manager, he was responsible for the overall management and direction of many mining projects worldwide, including, among others, the Copper Flat Project, a 15,000 ton per day copper-molybdenum open pit mining and processing plant located in New Mexico, for Quintana Minerals Corporation, and a 3,000 ton per day underground copper mine rehabilitation expansion located in Ireland, for Avoca Mines Limited.

       Andrew Frederic de Paula Malim -- director

       Mr. Malim, aged 53, became a director of the Company on July 16, 1991. Mr. Malim has been associated with Lion Mining Group since 1981 and currently is the managing director of that company. Mr. Malim also has majority ownership of the Lion Mining Group. The Lion Mining Group has been associated with the Company since March 1989 and has been responsible for the Company's European representation and for raising a significant portion of the Company's financing to date. Mr. Malim was one of the original members of the James Capel & Company mining team, and for ten years was a member of the International Stock Exchange, London.

       Paul Arthur Hodges -- director

       Mr. Hodges, aged 69, became a director of the Company on October 1, 1993. He has a degree in Mining Engineering from the Colorado School of Mines and is a registered professional engineer in Arizona. Mr. Hodges has over 40 years experience in the mining industry, covering exploration, operations, project startups, management and financing, and has worked for Anaconda,
Asarco, RTZ and St. Joe.   Mr. Hodges was the chief engineer worldwide for open
pit mining for RTZ and the President of Anamax Mining Company at Twin Buttes. Most recently Mr. Hodges was the President of Compania Minera El Indio. He was a director of Lac Minerals Limited, a publicly traded company acquired by American Barrick in late 1994.

       Ian McFarlane Gray -- director

       Dr. Gray, aged 61, became a director of the Company on September 4, 1996. Most recently Dr. Gray has been involved in the assessment, acquisition and development of gold and copper properties in Indonesia, Peru and Brazil. For much of his career Dr. Gray held senior operations and management positions with INCO Ltd. and BP Minerals International Ltd., and has been involved in mineral exploration, project development, mine production, formation and general management of public companies in North America, Australia, Central Southern Africa, Southeast Asia and South America. Dr. Gray currently serves as a director of each of the following Canadian public companies: Atapa Minerals Ltd., Black Swan Gold Mines Ltd., El Misti Gold Ltd., International Albany Resources Ltd., Jersey Goldfields Corporation, Indo Metals Ltd., and International Panorama Resource Corporation.

       Ryan Andrew Modesto -- controller and principal accounting officer

       Mr. Modesto, aged 41, joined the Company in June 1994 as the Controller of the Sanchez Project and became the Company's Corporate Controller and Principal Accounting Officer on January 1, 1996. Mr. Modesto earned a B.S. in Accounting from the University of Utah in 1977 and has 18 years of accounting and administrative experience in the mining industry. For the six years prior to joining the Company, Mr. Modesto was the Controller for Corona Gold's Santa Fe project in Nevada.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

       Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended June 30, 1996, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with except that each of Messrs. Lindsay, Harvey, Beling, Malim, Hodges and Modesto had one late filing, each reporting one transaction.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       Andrew F de P Malim, a non-officer director of the Company, is the chairman, managing director and majority shareholder of Lion Mining Finance, a United Kingdom registered company. During 1996, the Company entered into a memorandum of agreement with Eagle River International Limited, West African Gold and Exploration, Ltd. and Lion Mining Finance concerning the development of mining concessions in Mali. Pursuant to that agreement, Lion Mining Finance was paid $7,000 and it is anticipated that Lion Mining will receive an equity interest of up to approximately 21 percent in the project on a fully diluted basis upon completion of the transaction.


                         BOARD MEETINGS AND COMMITTEES

       During the Company's fiscal year ended June 30, 1996, the Company's Board met three times. Except for Mr. Hodges who missed one meeting, all of the directors were present for 75% or more of the meetings of the Board and any committees upon which they served that were held during their individual incumbencies. Messrs. Harvey, Lindsay and Beling spend virtually all of their business time on the Company's business. Messrs. Hodges and Malim and Dr. Gray each spend approximately ten percent of their business time on the Company's business.

       The Company's Audit Committee is comprised of Messrs. Harvey, Hodges and Malim. The Audit Committee recommends the selection and re-appointment of the Company's independent certified public accountants to the Board and reviews the proposed scope, content and results of the audit performed by the accountants, and any reports and recommendations made by them. The Audit Committee held no formal meetings during the most recent fiscal year, but met in the context of regular Board meetings.

       During the fiscal year ended June 30, 1996, the Company had no nominating, compensation, stock option or executive committees.

                             EXECUTIVE COMPENSATION


SUMMARY COMPENSATION TABLE

       The following tables show compensation during the fiscal years ended June 30, 1994, 1995, and 1996, of those persons who were, at June 30, 1996 (i) the Chief Executive Officer and (ii) other executive officers of the Company whose total compensation was not less than $100,000 (collectively, the "Named Executive Officers").

                           Summary Compensation Table
                           (As at year ended June 30)


==============================================================================================================
                                                               Annual Compensation              Long Term
                                                                                                Compensa-
                                                                                                tion
--------------------------------------------------------------------------------------------------------------
                                                                                                Securities
                                                                                                   Under
                                                                                                 Options/
                                                                                Other Annual       SARs
                                                       Salary        Bonus      Compensation      Granted
     Name and Principal Position          Year           ($)          ($)            ($)            (#)
--------------------------------------------------------------------------------------------------------------
Alan Peter Lindsay, Chairman of the       1996       99,482(1)        -0-          6,000(2)     300,000
Board and Chief Executive Officer         1995       92,400(1)        -0-          2,500(2)         -0-
                                          1994       92,400(1)        -0-          1,000(3)         -0-
--------------------------------------------------------------------------------------------------------------
David Coates Beling, President and        1996      175,000           -0-             -0-       155,000
Chief Operating Officer                   1995      142,178        65,000          6,490(4)         -0-
                                          1994      135,000         7,000          1,000(3)     118,000
--------------------------------------------------------------------------------------------------------------
Anthony Richard Harvey                    1996       99,482(5)        -0-          6,000(2)     300,000
Vice-Chairman, Vice President,            1995       92,400(5)        -0-          2,500(2)         -0-
Secretary                                 1994       92,400(5)        -0-          1,000(3)         -0-
==============================================================================================================

(1) These amounts were actually paid to Alan Lindsay and Associates Ltd., a management company under the control of Mr. Lindsay pursuant to a Management Agreement dated May 1, 1989 with the Company.

(2)    These amounts were paid as reimbursement of medical insurance premiums.

(3)    These amounts were paid as director's fees.

(4)    These amounts were paid as a premium on a life insurance policy.

(5) These amounts were actually paid to ARH Management Ltd., a management company under the control of Mr. Harvey pursuant to a management agreement dated May 1, 1989 with the Company.

OPTION GRANTS IN LAST FISCAL YEAR

--------------------------------------------------------------------------------------------------------------
                                                                                              Potential
                                        % of Total                                          Realized Value
                          Number of      Options/                                             (Cdn $) at
                          Securities       SARs                                             Assumed Annual
                          Underlying      Granted                                               Rates
                           Options/         to           Exercise                           of Stock Price
                             SARs        Employees       or Base                             Appreciation
                           Granted       in Fiscal        Price          Expiration        For Option Term
          Name               (#)           Year         (Cdn $/Sh)          Date           5%           10%
--------------------------------------------------------------------------------------------------------------
 Alan P. Lindsay          300,000(1)       0.34%           1.80        March 8, 2001      27,000      54,000
--------------------------------------------------------------------------------------------------------------
 David C. Beling          155,000(1)       0.18%           1.80        March 8, 2001      13,950      27,900
--------------------------------------------------------------------------------------------------------------
 Anthony R. Harvey        300,000(1)       0.34%           1.80        March 8, 2001      27,000      54,000
--------------------------------------------------------------------------------------------------------------


(1)  These options became exercisable on the date of grant (March 8, 1996).

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES

=====================================================================================
                     Number of Securities Underlying     Value of Unexercised
         Name         Unexercised Options at FY-End      In-The-Money Options at FY-
                                                                End ($)(1)
                      ---------------------------------------------------------------
                       Exercisable    Unexercisable    Exercisable    Unexercisable
-------------------------------------------------------------------------------------
  Alan P. Lindsay         -0-            300,000            -0-        72,000
-------------------------------------------------------------------------------------
  David C. Beling     268,000            155,000         58,000        37,200
-------------------------------------------------------------------------------------
  Anthony R. Harvey       -0-            300,000            -0-        72,000
=====================================================================================

(1) Based on the closing price of $1.56 of the Company's Common Stock as quoted on The American Stock Exchange on June 30, 1996.

COMPENSATION OF DIRECTORS

       Effective September 30, 1994 the Company's Board authorized the payment of directors' fees only to outside, or non-officer directors, at the rate of $1,000 per month. Effective February 6, 1996 the Company's Board authorized an increase in directors' fees to outside, non-officer directors, to $1,500 per month. The Company also reimburses its directors for reasonable expenses incurred by them in attending meetings of the Board. During fiscal 1996 Mr. Malim and Mr. Hodges, both non-officer directors, were granted stock options of 125,000 and 50,000, respectively. On September 4, 1996 Dr. Gray was granted options to acquire 100,000 shares of the Company's Common Stock.

EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS

       Effective May 1, 1989, the Company entered into a management agreement with Alan Lindsay and Associates Ltd. ("Associates"), a British Columbia corporation owned and controlled by Mr. Lindsay, the Company's Chief Executive Officer. This agreement requires all salary amounts otherwise payable by the Company to Mr. Lindsay to be paid to Associates. This agreement is automatically renewed for two year terms unless either party gives the other party notice of non-renewal at least 30 days prior to the end of any term. The agreement may be terminated by the Company without notice if Mr. Lindsay is no longer a principal of Associates, or upon the occurrence of certain other events such as Mr. Lindsay's bankruptcy or disability. The agreement may be terminated by either party, without notice, upon breach of the material terms of the agreement, commission of fraud or misconduct or declaration of bankruptcy by either party.

       Mr. Beling had an employment agreement with the Company providing for a base salary of $135,000 per year. The agreement also provided that in the event of termination of Mr. Beling's employment for reasons beyond his reasonable control, Mr. Beling would receive severance pay equal to six months of base salary plus any prorated bonuses and vacation accrued to the time of termination. In addition, the agreement provided that in the event of merger, consolidation, divestiture, takeover, sale or other similar circumstances which result in conditions or terms unacceptable to Mr. Beling within the first year after such event, Mr. Beling would be paid 12 months base salary plus any prorated bonuses and vacation accrued to the time of termination. Mr. Beling has resigned as a director and officer of the Company effective as of April 30, 1997. Mr. Beling's resignation triggered the provisions described above requiring payment of 12 months base salary plus any prorated bonuses and vacation accrued to the time of termination. The total amount which has been paid to Mr. Beling pursuant to this provision is $175,000. An additional amount of up to $20,192 may be paid to Mr. Beling after April 30, 1997 for accrued vacation.

       Effective May 1, 1989 the Company entered into a management agreement with ARH Management Ltd. ("Management"), a British Columbia corporation owned and controlled by Mr. Harvey, the Company's Vice-Chairman. This agreement requires all salary amounts otherwise payable by the Company to Mr. Harvey to be paid to Management. This agreement is automatically renewed for two year terms unless either party gives the other party notice of non-renewal at least 30 days prior to the end of any term. The agreement may be terminated by the Company without notice if Mr. Harvey is no longer a principal of Management, or upon the occurrence of certain other events such as Mr. Harvey's bankruptcy or disability. The agreement may be terminated by either party, without notice, upon breach of the material terms of the agreement, commission of fraud or misconduct or declaration of bankruptcy by either party.

       Effective August 15, 1994 management agreements (collectively, the "Management Agreements") were provided to each of Messrs. Beling, Harvey and Lindsay that are effective in the event of a change in control of the Company. The Management Agreements provide for a lump sum distribution in an amount (taking into account all other applicable change in control payments by the Company) not to exceed 299% of the base amount as defined in IRC Section 280G(b). Such "base amount" is generally equivalent to the applicable person's average annual compensation from the Company includable in his gross income over the preceding five years. Change of control is defined as any of the following:

       (i) the acquisition of (whether direct or indirect) shares in excess of 20 percent of the outstanding shares of Common Stock of the Company by a person or group of persons, other than through a public equity offering by the Company; or

       (ii) the occurrence of any transaction relating to the Company required to be described pursuant to the requirements of item 6(e) of Schedule 14A of Regulation 14A of the Securities and Exchange Commission under the Exchange Act; or

       (iii) any change in the composition of the Board of the Company resulting in a majority of the present directors not constituting a majority, provided that in making such determination, directors who were elected by, or on the recommendation of, such present majority, shall be excluded.

       Effective August 15, 1994 directors' agreements (collectively, the "Directors' Agreements") were provided to each of Messrs. Malim and Hodges that are effective in the event of a change in control of the Company. On November 19, 1996 a Directors' Agreement was provided to Dr. Gray. These Directors' Agreements provide for a lump sum distribution in the amount of $100,000. Change in control has the same definition as set forth above in connection with the Management Agreements.

       If all change in control payments to officers and directors (other than Mr. Beling) were triggered, the aggregate amount payable by the company would be approximately $1,405,000, provided, that such amount could vary depending upon the value of outstanding stock options.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

       During the fiscal year ended June 30, 1996, the Company had no compensation committee. Each of the Company's officers and directors participated in deliberations of the Company's Board concerning officer compensation.


REPORT OF THE BOARD ON EXECUTIVE COMPENSATION

       OVERALL POLICY

       Salary compensation of the Company's executive officers is determined by the Board. The directors' consideration of and decisions regarding executive compensation are guided by a number of factors described below. The objectives of the Company's total executive compensation package are to attract and retain the best possible executive talent, to provide an economic framework to motivate the Company's executives to achieve goals consistent with the Company's business strategy, to provide an identity between executive and shareholder interests through stock option plans and to provide a compensation package that recognizes an executive's individual results and contributions in addition to the Company's overall business results.

       In making recommendations concerning executive compensation, the directors review individual executive compensation, corporate performance, stock price appreciation and total return to Shareholders for the Company.

       SALARIES

       The key elements of the Company's executive compensation consist of salary and stock options. The Board determines salary levels of officers and employee stock option awards.

       Salaries for executive officers are determined by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for executive talent, including a comparison of salaries for comparable positions at other mining companies.

       The salary levels of the officers of the Company for the following fiscal year are generally established by the Board at its year-end meetings. Specific individual performance and overall corporate or business segment performance are reviewed in determining the compensation level of each individual officer. The Board, where appropriate, also considers other performance measures, such as safety, environmental awareness and improvements in relations with Shareholders, employees, the public and government regulators.

       Mr. Lindsay's salary as Chief Executive Officer was increased to $110,000 by the Company's Board on February 6, 1996. The Board's basis for this increase was that Mr. Lindsay had not received a salary increase since May 22, 1992 when his salary was set at $92,400.

       Mr. Beling's base salary of $135,000 per year was negotiated in September 1991 and was comparable to the salary he received from his previous employer. On June 13, 1994, the Company's Board determined that Mr. Beling's base salary would be increased to $175,000 per year when the Company secured total financing for, or consummated an agreement with respect to the disposition of, the Sanchez Project. Effective December 20, 1995 the Sanchez Project was sold and Mr. Beling's salary was increased to $175,000 retroactively to April 27, 1995.

       Mr. Harvey's salary as Executive Vice President and Secretary was increased to $110,000 by the Company's Board on February 6, 1996. The Board's basis for this increase was that Mr. Harvey had not received a salary increase since May 22, 1992 when his salary was set at $92,400.

       STOCK OPTIONS

       Under the Company's 1989 Stock Option Plan as amended ("the Plan"), which was approved by Shareholders, stock options are granted to the Company's officers, directors and key employees, including the individuals whose compensation is detailed in this Proxy Statement. The Board determines the size of the stock option grants based on certain factors, including competitive compensation data similar to those used to determine salaries.

       Stock options are intended to align the interests of the executives with those of the Shareholders. All stock options granted from the Plan are granted with an exercise price equal to the market price of the Common Stock on the date of grant and are generally exercisable over a five-year period. This approach is designed to provide executive incentive for the creation of additional shareholder value over the long term since the benefit of the option awards cannot be realized unless stock price appreciation occurs.

       The Company currently proposes to amend its Plan as set forth below under "PROPOSAL TO AMEND THE COMPANY'S STOCK OPTION PLAN".

       CONCLUSION

       The Company's executive compensation is linked to individual and corporate performance. The Board intends to continue the policy of linking executive compensation to corporate performance, recognizing that the ups and downs of the business cycle, and in particular depressed mineral prices, from time to time, may result in an imbalance for a particular period.

       This Report has been provided by the Board.

              Alan Peter Lindsay                         David Coates Beling
              Anthony Richard Harvey                     Paul Arthur Hodges
              Andrew Frederic de Paula Malim


SHAREHOLDER RETURN PERFORMANCE GRAPH

       The following graph shows the cumulative total Shareholder return on the Company's Common Stock compared to the cumulative total return of three other stock market indices: (i) The Toronto Stock Exchange 300 Index (the "TSE 300 Index"), (ii) The American Stock Exchange Index (U.S.) (the "Amex Index (U.S.)"), and (iii) the Peer Group Index of similar line-of-business companies as industry code defined in the Media General Financial Database. The time period graphed is the period from July 1, 1992 through June 30, 1996. (The Company's Common Stock was registered under Section 12 of the Exchange Act in July, 1992.)

       The TSE 300 Index is the major Canadian index. The AMEX Index (U.S.) is an index comprising all domestic common shares traded on The American Stock Exchange. The Peer Group Index includes data from the following six companies; Atlas Corporation, Benguet Corporation, Freeport McMoran Copper & Gold, Cyprus Amax Minerals, O'Okiep Copper Co. Ltd. and RTZ Corp. PLC, all of which are listed on AMEX or NYSE. Cyprus Amax Minerals was added as a new member of the Peer Group to replace Magna Copper, whose shares are no longer traded.

                  CUMULATIVE TOTAL SHAREHOLDER RETURN(1)(2)(3)
                          JULY 1, 1992 - JUNE 30 1996


                      SHAREHOLDER RETURN PERFORMANCE GRAPH

                7-1-92      06-30-93     06-30-94    06-30-95    06-30-96
                -------     --------     --------    --------    --------
AZCO            $100.00     $124.80      $103.31      $61.99      $64.57
TSE 300         $100.00     $112.81      $108.56     $125.93     $144.51
AMEX            $100.00     $115.11      $113.97     $131.93     $150.31
PEER GRP        $100.00      $89.92      $106.15      $88.20      $89.30


(1) Assumes $100 invested on July 1, 1992 in the Company's Common Stock, the TSE 300 Index, the AMEX Index (U.S.) and the Peer Group Index of alike line-of-business companies by industry code as defined in the Media General Financial Database.

(2)    Total Shareholder return assumes reinvestment of dividends.

(3) Where applicable, Canadian currency has been translated to U.S. dollars. All pricing has been U.S. converted and index returns (TSE 300 Index) are net of currency translation to assure consistency of comparison of cumulative return of U.S. $100 invested in each alternative.


        RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

       The Board has appointed Coopers & Lybrand to audit the Company's financial statements prepared in connection with the submittal of the Company's Report on Form 10-K for the fiscal year ended June 30, 1997. The Board recommends that the Shareholders ratify that appointment and authorize the directors of the Company to fix and approve their remuneration. Coopers & Lybrand has audited the Company's financial statements since 1991.

       The shares of Common Stock represented by the Proxies in the accompanying form will be voted "FOR" the ratification of the appointment of independent public accountants unless a contrary direction is indicated.

       The Company has requested representatives of Coopers & Lybrand to be present at the Meeting, will make available to such representatives an opportunity to make a statement if they so desire, and expects them to be available to respond to appropriate questions.

               PROPOSAL TO AMEND THE COMPANY'S STOCK OPTION PLAN

       As of February 28, 1997, the Company's Board unanimously approved a resolution to place before the Shareholders a vote to amend the Company's Stock Option Plan (the "Plan") to (i) fix the maximum number of shares for which options may be granted under the Plan at 5,102,585, and (ii) to extend the expiration date of the Plan to April 30, 2007. At March 3, 1997, the closing price of the Company's Common Stock as reported on The American Stock Exchange was $2.12 per share.

       The Plan was adopted by the Company effective July 24, 1989 and terminates at midnight on July 23, 1999 except as to options previously granted and outstanding under the Plan at that time. The purpose of the Plan is to advance the interests of the Company and its Shareholders by affording "Key Persons" upon whose judgment, initiative and efforts the Company may rely for the successful conduct of its business an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in the Company. The Plan authorizes the Board to grant options to purchase shares of Common Stock to "Key Persons" selected by the Board while considering criteria such as employment position or other relationship with the Company, duties and responsibilities, ability, productivity, length of service or association, morale, interest in the Company, recommendations by supervisors and other matters. The Plan defines a "Key Person" as a person designated by the Board upon whose judgment, initiative and efforts the Company may rely, who shall include any director, officer, full-time employee or consultant of the Company. There are currently approximately 12 individuals who qualify as "Key Persons".

       The Plan is administered by the Board which selects the optionees and determines; (i) the number of shares of Common Stock to be subject to each option (however, in no event may the maximum number of shares reserved for any one individual exceed 5% of the issued and outstanding share capital of the Company); (ii) the type of each option to be granted (non-qualified or incentive stock option); (iii) the time at which each option is to be granted;
(iv) the purchase price for the option shares; (v) the option period; and (vi) the manner in which the option becomes exercisable. The Plan is also subject to applicable rules of The Toronto Stock Exchange and The American Stock Exchange.

       The Plan permits the Board to designate certain options granted under the Plan as incentive stock options (an "Incentive Stock Option"). An option designated by the Board as an Incentive Stock Option is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the U.S. Internal Revenue Code. The purchase price of the Incentive Stock Option may generally not be less than 100 percent of the fair market value of the stock at the time the option is granted (110% if the optionee owns more than ten percent of the total voting shares of the Company). In addition, the aggregate fair market value, determined at the time of grant, of the shares under any Incentive Stock Option which are exercisable for the first time by any one individual in any calendar year may not exceed $100,000. An Incentive Stock Option may only be granted to a Key Person who is an employee of the Company.

       The exercise price of all options granted under the Plan must not be less than the fair market value of the applicable shares on the date of grant. The period within which an option must be exercised may not be later than 10 years from the date on which the option was granted and an option may generally not be exercised during the first six months after the grant. An option generally must be exercised by an employee within 30 days after the termination of his employment with the Company. An option is not transferable otherwise than by will or the laws of descent and distribution. At the time of exercise the optionee must pay to the Company the full purchase price of the shares in cash.

FEDERAL INCOME TAX CONSEQUENCES

       An optionee will not be deemed to receive any income at the time an Incentive Stock Option is granted or exercised, although the exercise may give rise to alternative minimum tax liability for the optionee. If an optionee does not dispose of shares acquired on exercise of an Incentive Stock Option within the two-year period beginning the day after the day of grant of the option or within the one-year period beginning on the day after the day of the transfer of the shares to the optionee, the gain (if any) on a subsequent sale (i.e., the excess of the proceeds received over the option price) will be long term capital gain and any loss the optionee may sustain on such sale will be long term capital loss. If the optionee disposes of the shares within the two-year or one-year periods referred to above, the disposition is a "disqualifying disposition" and the optionee will generally recognize ordinary income taxable as compensation in the year of the disqualifying disposition to the extent of the excess of the fair market value of the shares on the date of exercise over the option price. The balance, if any, will be a long term or short term capital gain depending, generally, on whether the shares were held more than one year after the Incentive Stock Option was exercised. To the extent the optionee recognizes ordinary income with respect to a disqualifying disposition the Company will be entitled to a corresponding deduction, subject to general rules relating to the reasonableness of compensation.

       With respect to options that are not Incentive Stock Options (each a "Non-Qualified Stock Option"), there is no taxable income to the optionee as a result of the grant of such an option. However, an optionee generally recognizes taxable income upon the exercise of a Non-Qualified Stock Option equal to the excess of the fair market value of the stock on the date of exercise over the option price. The Company is not entitled to a tax deduction upon the grant of a Non-Qualified Stock Option, but is entitled to a tax deduction upon exercise corresponding to the optionee's taxable income.

       The discussion herein sets forth all material terms of the amended Plan. A copy of the amended Plan may be viewed at the Company's office at 999 W. Hastings, Suite 1250, Vancouver, British Columbia, Canada, V6C 2W2 during normal business hours or may be obtained upon written request to the Secretary of the Company, at 999 W. Hastings, Suite 1250, Vancouver, British Columbia, Canada, V6C 2W2. Any such written request must be accompanied by a check in the amount of $1.00 payable to Azco Mining Inc. to cover copying, handling and mailing expenses.


MAXIMUM NUMBER OF SHARES SUBJECT TO PLAN

       The Plan currently provides that the Board is authorized to grant options under the Plan up to a total number of 3,826,939 shares of Common Stock. The proposed amendment would fix the number of shares which may be issued under the Plan at 5,102,585. As of February 15, 1997, 1,331,032 shares have already been issued under the Plan pursuant to option exercises, and options to acquire another 2,369,468 shares have been granted and are outstanding. Therefore, 126,439 shares of Common Stock would be available for future grants under the Plan if the proposed amendment is not approved, and 1,402,085 shares of Common Stock would be available for future grants under the Plan if the proposed amendment is approved.

EXTENSION OF TERM OF THE PLAN

       The Plan is set to terminate on July 23, 1999. The proposed amendment would extend the term of the plan to April 30, 2007, an additional ten years from the date of approval by the Company's shareholders. The Company's Board approved this proposed amendment to the Plan in order to extend the Company's opportunity to provide incentive compensation to eligible participants under the Plan.

       The following table summarizes the presently outstanding options issued under the Plan to the indicated persons as of February 15, 1997. All of the options outstanding are Non-Qualified stock options.

              Name or Group                                            Number
              -------------                                           --------
       Alan Peter Lindsay, Chairman of
         the Board and Chief Executive
         Officer                                                       300,000

       David Coates Beling, President and
         Chief Operating Officer                                       423,000

       Anthony Richard Harvey, Vice-Chairman,
         Vice President and Secretary                                  300,000

       All current executive officers as
         a group                                                     1,060,000

       All current directors who are not
         executive officers, as a group                                325,000

       All employees, excluding executive
         officers                                                      255,000

       Persons owning more than 5% of
         outstanding options:

         David Coates Beling                                           423,000
         Alan Peter Lindsay                                            300,000
         Anthony Richard Harvey                                        300,000
         Michael Bayback                                               207,500
         Barry Ching                                                   193,000
         Andrew F. de P. Malim                                         125,000

       Each of the five nominees for
         director:

         Alan Peter Lindsay                                            300,000
         Anthony Richard Harvey                                        300,000
         Andrew F. de P. Malim                                         125,000
         Paul Arthur Hodges                                            100,000
         Ian McFarlane Gray                                            100,000


       The Board recommends that Shareholders vote "FOR" the proposed amendment to the Plan. The affirmative vote of a majority of the shares of Common Stock represented at the Meeting in person or by proxy and entitled to vote on the subject matter is necessary for the approval of the proposed amendment to the Plan.

       The shares of Common Stock represented by Proxies in the accompanying form will be voted "FOR" the approval of the amendment to the Company's Plan unless a contrary direction is indicated.


                             SHAREHOLDER PROPOSALS

       Proposals by Shareholders of the Company to be presented at the next Annual Meeting of Shareholders must be received by the Company a reasonable amount of time prior to such meeting to be included in the Company's Proxy Statement and proxy for that meeting. The proponent must be a record or beneficial owner entitled to vote on his or her proposal at the next Annual Meeting and must continue to own such security entitling him or her to vote through that date on which the Meeting is held. The proponent must own 1% or more of the outstanding shares, or $1,000.00 in market value, of the Company's Common Stock and must have owned such shares for one year in order to present a shareholder proposal to the Company.


                         ANNUAL REPORT ON FORM 10-K(A)

       The Annual Report on Form 10-K concerning the operation of the Company during the fiscal year ended June 30, 1996, including certified financial statements for the year then ended, is being mailed to each Shareholder of the Company with this Notice of Annual Meeting. Additional copies of the Annual Report may be obtained upon written request to the Secretary of the Company, at 999 West Hastings, Suite 1250, Vancouver, British Columbia, Canada, V6C 2W2.

                                 OTHER MATTERS

       The Board knows of no other business to be presented at the Meeting of Shareholders. If other matters properly come before the Meeting the persons named in the accompanying form of Proxy intend to vote on such other matters in accordance with their best judgment.


                                                  By Order of the Board

March 4, 1997                                     Alan P. Lindsay,
                                                  Chairman of the Board

                                                                       EXHIBIT A

                                AZCO MINING INC.

                               STOCK OPTION PLAN


              This Stock Option Plan (the "Plan") is adopted in consideration of services rendered and to be rendered by key personnel and consultants to Azco Mining Inc., its subsidiaries and affiliates.

1.     Definitions.

              The terms used in this Plan shall, unless otherwise indicated or required by the particular context, having the following meanings:

       BOARD:               The Board of Directors of Azco Mining Inc.

       COMMON STOCK:        The $.002 par value Common Stock of Azco Mining
                            Inc.

       COMPANY: Azco Mining Inc., a corporation incorporated under the laws of Delaware, and any successors in interest by merger, operation of law, assignment or purchase of all or substantially all of the property, assets or business of the Company.

       DATE OF GRANT:       The date on which an Option (see below) is granted
                            under the Plan.

       FAIR MARKET VALUE:   The Fair Market Value of the Option Shares.  Such
                            Fair market Value as of any date shall be reasonably determined by the Board; provided, however, that if there is a public market for the Common Stock, the Fair Market Value of the Option
                            Shares as of any date shall not be less than the closing price for the Common Stock on the last trading day preceding the date of grant; provided, further, that if the Company's shares are not listed on any exchange the Fair Market Value of such shares shall not be less than the average of the means between the bid and asked prices quoted on each such date by any two independent persons or entities making a market for the Common Stock, such persons or entities making a market for the Common
                            Stock, to be selected by the Board.  Fair Market
                            Value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

       INCENTIVE STOCK
       OPTION:              An Option described in Section 9.

       KEY PERSON:          A person designated by the Board upon whose
                            judgment, initiative and efforts the Company or a Related Company may rely, who shall include any Director, Officer, full-time employee or consultant of the Company.

       OPTION: The rights granted to a Key Person to purchase Common Stock pursuant to the terms and conditions of an Option Agreement (see below).

       OPTION AGREEMENT:    The written agreement (and any amendment or
                            supplement thereto) between the Company and a Key
                            Person designating the terms and conditions of an Option.

       OPTION SHARES:       The shares of Common Stock underlying an Option
                            granted to a Key Person.

       OPTIONEE:            A Key Person who has been granted an Option.

       RELATED COMPANY:     Any subsidiary or affiliate of the Company.  The
                            determination of whether a corporation is a Related
                            Company shall be made without regard to whether the entity or the relationship between the entity and the Company now exists or comes into existence hereafter.

2.     Purpose and Scope.

       (a) The purpose of the Plan is to advance the interests of the Company and its stockholders by affording Key Persons, upon whose judgment, initiative and efforts the Company may rely for the successful conduct of their businesses an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in the Company.

       (b) This Plan authorizes the Board to grant Options to purchase shares of Common Stock to Key Persons selected by the Board while considering criteria such as employment position or other relationship with the Company, duties and responsibilities, ability, productivity, length of service or association, morale, interest in the Company, recommendations by supervisors, and other matters.

3.     Administration of the Plan.

              The Plan shall be administered by the Board. The Board shall have the authority granted to it under this section and under each other section of the Plan.

              In accordance with and subject to the provisions of the Plan, the Board shall select the Optionees, shall determine (i) the number of shares of Common Stock to be subject to each Option, however, in no event may the maximum number of shares reserved for any one individual exceed 5% of the issued and outstanding share capital of the Company, (ii) the time at which each Option is to be granted, (iii) the purchase price for the Option Shares, based on Fair Market Value, (iv) the option period, and (v) the manner in which the Option becomes exercisable. In addition, the Board shall fix such other terms of each Option as it may deem necessary or desirable. The Board may determine the form of Option Agreement to evidence each Option.

              The Board from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company subject to the rules and policies of any exchange or over-the-counter market which is applicable to the Company.

              The Board may from time to time make such changes in and additions to the Plan as it may deem proper, subject to prior Toronto Stock Exchange approval, and in the best interests of the Company; provided, however, that no change or addition shall impair any Option previously granted under the Plan. If the shares are not listed on any exchange, then such approval is not necessary.

              Each determination, interpretation or other action made or taken by the Board shall be final, conclusive and binding on all persons, including without limitation, the Company, the stockholders, directors, officers and employees of the Company and the Related Companies, and the Optionees and their respective successors in interest.

4.     The Common Stock.

              The Board is authorized to appropriate, grant options, issue and sell for the purpose of the Plan, a total number of shares of the Company's common stock not to exceed 5,102,585, or the number and kind of shares of stock or other securities which in accordance with Section 10 shall be substituted for the shares or into which such shares shall be adjusted. All or any unsold shares subject to an option that for any reason expires or otherwise terminates may again be made subject to Options under the Plan.

5.     Eligibility.

              Options will be granted only to Key Persons. Key Persons may hold more than one Option under the Plan and may hold Options under the Plan and options granted pursuant to other plans or otherwise.

6.     Option Price.

              The Board shall determine the purchase price for the Option
Shares.

7.     Duration and Exercise of Options.

       (a) The option period shall commence on the Date of Grant and shall be up to 10 years in length subject to the limitations in this
              Section 7 and the Option Agreement. Unless otherwise agreed by the Board, no Option shall be exercised for a period of 6 months following the Date of Grant; provided, however, that this limitation shall not apply to the exercise of an Option pursuant to the terms of the relevant Option Agreement upon the Optionee's death.

       (b) During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee. Subject to the limitations in Paragraph (a) above, any Option held by an Optionee at the time of his death may be exercised by his estate within one year of his death or such longer period as the Board may determine.

       (c) The Board may determine whether an Option shall be exercisable as provided in Paragraph (a) of this Section 7 or whether the Option shall be exercisable in installments only; if the Board determines the latter, it shall determine the number of installments and the percentage of the Option exercisable at each installment date. All such installments shall be cumulative.

       (d) In the case of an Optionee who is an employee of the Company or a Related Company, if, for any reason (other than death or termination for cause by the Company or a Related Company, the Optionee ceases to be employed by either the Company or a Related Company, any option held by the Optionee at the time his employment ceases may, at the sole discretion of the Board, be exercised within 30 days after the date that his employment ceased (subject to the limitations at Paragraph (a) above), but only to the extent that the option was exercisable according to its terms on the date the Optionee's employment ceased. After such 30 day period, any unexercised portion of an Option shall expire.

       (e) In the case of an Optionee who is an employee of the Company or a Related Company, if the Optionee's employment by the Company or a Related Company ceases due to the Company's termination of such Optionee's employment for cause, any unexercised portion of any Option held by the optionee shall immediately expire. For this purpose "cause" shall mean conviction of a felony or continued failure, after notice, by the Optionee to perform fully and adequately the Optionee's duties.

       (f) Each Option shall be exercised in whole or in part by delivering to the office of the Treasurer of the Company written notice of the number of shares with respect to which the Option is to be exercised and by paying in full the purchase price for the Option Shares purchased as set forth in Section 8; provided, that an Option may not be exercised in part unless the purchase price for the Option Shares purchased is at least $1,000.00.

8.     Payment for Option Shares.

              In the case of all Option exercises, the purchase price shall be paid in cash or certified funds upon exercise of the Option.

9.     Incentive Stock Options.

       (a) The Board may from time to time, and subject to the provisions of this Plan and such other terms and conditions as the Board may prescribe, grant to any Key Person who is an employee eligible to receive Options one or more Incentive Stock Options to purchase the number of shares of Common Stock allotted by the Board.

       (b) Subject to subparagraph (e) below, the Option price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall be 100% of the Fair Market Value of a share of Common Stock on the Date of Grant of the Incentive Stock Option.

       (c) The option term of each Incentive Stock Option shall be determined by the Board and shall be set forth in the Option Agreement, provided that (except as set forth in subparagraph (e) below) the option term shall commence no sooner than six months from the Date of Grant, and shall terminate no later than 10 years from the Date of Grant and shall be subject to possible early termination as set forth in Section 7.

       (d) Any award of Incentive Stock Options shall be structured such that the aggregate Fair Market Value (determined as of the Date of Grant of the Incentive Stock Options) of the shares of Common Stock with respect to which the Incentive Stock Options are exercisable for the first time by an Option holder during any calendar year under all plans of the Company and Related Companies shall not exceed $100,000.

       (e) No Incentive Stock Option may be granted to an individual who, at the Date of Grant of the Option, owns stock representing more than 10 percent of the total combined voting power of all classes of stock of the Company or any Related Company, unless the purchase price of the shares of Common Stock is at least 110 percent of the Fair Market Value of the shares of Common Stock on the Date of Grant and such Incentive Stock Option by its terms is not exercisable after the expiration of five years from the Date of Grant. For purposes of the preceding sentence, stock ownership shall be determined as provided in section 424(d) of the Internal Revenue Code of 1986, as amended.

10.    Change in Stock, Adjustments, Etc.

              In the event that each of the outstanding shares of Common Stock (other than shares held by dissenting stockholders which are not changed or exchanged) should be changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company, or, if further changes or exchanges of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, shall be made whether by reason of merger, consolidation, reorganization, recapitalization, stock dividends, reclassification, split-up, combination of shares or otherwise), then there shall be substituted for each share of Common Stock that is subject to the Plan, the number and kinds of shares of stock or other securities into which each outstanding share of Common Stock (other than shares held by dissenting stockholders which are not changed or exchanged) shall be so changed or for which each outstanding share of Common Stock (other than shares held by dissenting stockholders) shall be so changed or for which each such share shall be exchanged. Any securities so substituted shall be subject to similar successive adjustments.

              In the event of any such changes or exchanges, the Board shall determine whether, in order to prevent dilution or enlargement of rights, an adjustment should be made in the number, kind, or option price of the shares or other securities then subject to an Option or Options granted pursuant to the Plan and the Board shall make any such adjustment, and such adjustments shall be made and shall be effective and binding for all purposes of the Plan.

11.    Relationship of Employment.

              Nothing contained in the Plan, or in any Option granted pursuant to the Plan, shall confer upon any Optionee any right with respect to employment by the Company, or interfere in any way with the right of the Company to terminate the Optionee's employment or services at any time.

12.    Non-transferability of Option.

              No Option granted under the Plan shall be transferable by the Optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution, and any attempt to do so shall be null and void.

13.    Rights as a Stockholder.

              No person shall have any rights as a stockholder with respect to any share covered by an Option until that person shall become the holder of record of such share and, except as provided in Section 10, no adjustments shall be made for dividends or other distributions or other rights as to which there is an earlier record date.

14.    Securities Laws Requirements.

              No Option Shares shall be issued unless and until, in the opinion of the Company, any applicable registration requirements of the Securities Act of 1933, as amended, any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, have been fully complied with. Each Option and each Option Share certificate may be imprinted with legends reflecting federal and state securities laws restrictions and conditions, and the Company may comply therewith and issue "stop transfer" instructions to its transfer agent and registrar in good faith without liability.

15.    Disposition of Shares.

              Each Optionee, as a condition of exercise, shall represent, warrant and agree, in a form of written certificate approved by the Company, as follows: (a) that all Option Shares are being acquired solely for his own account and not on behalf of any other person or entity; (b) that no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended, or any other applicable federal or state securities laws;
(c) that if he is subject to reporting requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended, he will (I) furnish the Company with a copy of each Form 4 filed by him, and (ii) timely file all report required under the federal securities laws; and (d) that he will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

16.    Effective Date of Plan; Termination Date of Plan.

              The Plan, as amended, shall be deemed effective as of April 30, 1997; provided that all Options previously granted and outstanding under the Plan as of such date shall remain in full force and effect. The Plan shall terminate at midnight on April 30, 2007 except as to Options previously granted and outstanding under the Plan at the time. No Options shall be granted after the date on which the Plan terminates. The Plan may be abandoned or terminated at any earlier time by the Board, except with respect to any Options then outstanding under the Plan.

17.    Other Provisions.

              The following provisions are also in effect under the Plan:

       (a) The use of a masculine gender in the Plan shall also include within its meaning the feminine, and the singular may include the plural, and the plural may include the singular, unless the context clearly indicates to the contrary;

       (b) Any expenses of administering the Plan shall be borne by the Company;

       (c) This Plan shall be construed to be in addition to any and all other compensation plans or programs. The adoption of the Plan by the Board shall not be construed as creating any limitations on the power or authority of the Board to adopt such other additional incentive or other compensation arrangements as the Board may deem necessary or desirable; and

       (d) The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and the rights of any and all personnel having or claiming to have an interest therein or thereunder shall be governed by and determined exclusively and solely in accordance with the laws of the State of Colorado.

                  PROXY SOLICITED BY MANAGEMENT OF THE COMPANY


The undersigned shareholder of Azco Mining Inc. (the "Company") hereby appoints Alan P. Lindsay, or, failing him, Anthony R. Harvey, or, in place of the foregoing,_________________________ , as nominee of the undersigned to attend, vote and act for and in the name of the undersigned at the Annual Meeting of the Shareholders of the Company (the "Meeting") to be held at the Company's offices at 999 West Hastings, Suite 1250, Vancouver, British Columbia, Canada, on Wednesday, the 30th day of April, 1997, at the hour of 10:00 a.m. (local time), and at every adjournment thereof, and the undersigned hereby revokes any former proxy given to attend and vote at the meeting.

THE NOMINEE IS HEREBY INSTRUCTED TO VOTE AS FOLLOWS WITH RESPECT TO THE FOLLOWING MATTERS:

1.   FOR [ ]                                 All Nominees as Directors - Alan
                                             P. Lindsay, Anthony R. Harvey,
                                             Ian M. Gray, Andrew  F. de P.
                                             Malim and Paul A. Hodges.

     WITHHELD [ ]                            From All Nominees.

     FOR [ ]                                 All Nominees Except the Following:
                                             _________________________.

2.   FOR [ ]  AGAINST  [ ]    ABSTAIN  [ ]   To appoint Coopers & Lybrand as
                                             auditors and to authorize the
                                             directors to fix the auditors'
                                             remuneration.

3.   FOR [ ]  AGAINST   [ ]   ABSTAIN  [ ]   To approve the amendment of the
                                             Company's Stock Option Plan.

THIS PROXY WILL BE VOTED FOR OR AGAINST OR WITHHELD OR ABSTAINED IN RESPECT OF THE MATTERS LISTED IN ACCORDANCE WITH THE CHOICE, IF ANY, INDICATED IN THE SPACE PROVIDED. IF NO CHOICE IS INDICATED, THE PROXY WILL BE VOTED FOR SUCH MATTER. IF ANY AMENDMENTS OR VARIATIONS ARE TO BE VOTED ON, OR ANY FURTHER MATTERS COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED ACCORDING TO THE BEST JUDGMENT OF THE PERSON VOTING THE PROXY AT THE MEETING. THIS FORM SHOULD BE READ IN CONJUNCTION WITH THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT.

DATED this _________ day of _________________, 1997.


---------------------------------------
Signature of Shareholder



---------------------------------------
(Please print name of Shareholder)

NOTES:

1. YOU HAVE THE RIGHT TO APPOINT A PERSON TO REPRESENT YOU AT THE MEETING OTHER THAN THE PERSONS DESIGNATED IN THE FORM OF PROXY. IF YOU WISH TO EXERCISE THIS RIGHT, INSERT THE NAME OF YOUR NOMINEE IN THE BLANK SPACE PROVIDED FOR THAT PURPOSE IN THE FORM OF PROXY AND STRIKE OUT THE TWO PRINTED NAMES.

2. Please date and sign (exactly as the shares represented by this Proxy are registered) and return promptly. Where the instrument is signed by a corporation, its corporate seal must be affixed and execution must be made by an officer or attorney thereof duly authorized. If no date is stated by the Shareholders, the Proxy is deemed to bear the date upon which it was mailed by management to the Shareholder.

3. To be valid, this Proxy form, duly signed and dated, must arrive at the office of the Company's transfer agent, Montreal Trust Company of Canada, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9 not less than forty-eight (48) hours (excluding Saturdays, Sundays and holidays) before the day of the Meeting or any adjournment thereof.

                    PARCEL, MAURO, HULTIN & SPAANSTRA, P.C.
                         1801 CALIFORNIA ST., STE. 3600
                               DENVER, CO  80202
                                 (303) 292-6400

                                 March 4, 1997


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

       Re:  Definitive Proxy Statement

Gentlemen and Ladies:

       On behalf of our client, Azco Mining Inc. (the "Company") we file with you, pursuant to Rule 14a-6(b) under the Securities Exchange Act of 1934, as amended (the "Act"), the definitive proxy material which the Company intends to mail on or about March 5, 1997, to its shareholders in connection with the solicitation of proxies for its 1997 Annual Meeting of Shareholders. No fee is required for this filing.

       In connection with the foregoing, we deliver to you via EDGAR the following:

       1. One copy of the Notice of Annual Meeting of Shareholders and Proxy Statement (the "Proxy Statement"), including the cover page required by Rule 14a-6(m) and a copy of the Company's Stock Option Plan as Appendix A; and

       2.     The form of proxy.

       As set forth in the Proxy Statement, the action to be taken at the meeting includes a request for approval to increase the number of shares issuable pursuant the granting of options under the Company's Stock Option Plan (the "Plan"). If the proposal to amend the Plan is approved by the shareholders, the Company intends to file a Registration Statement on Form S-8 to cover the issuance of the additional shares issuable upon the exercise of options granted under the Plan.


                                           Very truly yours,


                                           /s/ Scott M. Reed


                                           Scott M. Reed